Exhibit (g)(3)

July 1, 2022

State Street Bank and Trust Company

Channel Center

One Iron Street

Boston, Massachusetts 02210

Attention: Mark Branigan, Vice President

Re: Appendix A to Master Custodian Agreement dated September 26, 2008 for JH Funds II and JHVIT

Dear Mark:

In accordance with the Master Custodian Agreement dated as of September 26, 2008 (the “Agreement”) by and among each management investment company identified on Appendix A thereto and State Street Bank and Trust Company, Appendix A to the Agreement is hereby amended and restated as set forth on Appendix A attached hereto.

Kindly indicate your acceptance of the foregoing by executing this letter agreement, returning a copy to John Hancock Funds II and John Hancock Variable Insurance Trust.

Sincerely,

JOHN HANCOCK FUNDS II

JOHN HANCOCK VARIABLE INSURANCE TRUST

By:	/s/ Charles Rizzo
Name:	Charles Rizzo
Title:	cfo

Agreed and Accepted:

STATE STREET BANK AND TRUST COMPANY

By:	/s/ Mark Branigan
Name:	Mark Branigan
Title:	Vice President

 Effective Date: July 1, 2022

Attachment

APPENDIX A

To the

MASTER CUSTODIAN AGREEMENT

Dated as of September 26, 2008

Between JOHN HANCOCK FUNDS II

and STATE STREET BANK AND

TRUST COMPANY

Effective as of July 1, 2022

Fund No.	Portfolios of John Hancock Funds II:	Adviser: John Hancock Investment Management LLC. Subadviser for Fund:
2Y55	Absolute Return Currency Fund	First Quadrant, LLC
2C4K	Alternative Asset Allocation Fund	Manulife Investment Management (US) LLC
2CZY	Blue Chip Growth Fund	T. Rowe Price Associates, Inc.
2CVA	Capital Appreciation Fund	Jennison Associates LLC
2Y57	Capital Appreciation Value Fund	T. Rowe Price Associates, Inc.
2CZS	Core Bond Fund	Allspring Global Investments, LLC
2CZ0	Equity Income Fund	T. Rowe Price Associates, Inc.
2DCU	Floating Rate Income Fund	BCSF Advisors, LP
2Y68	Fundamental All Cap Core Fund	Manulife Investment Management (US) LLC
2CZ1	Opportunistic Fixed Income Fund	Wellington Management Company LLP
2Y74	Health Sciences Fund	T. Rowe Price Associates, Inc.
2CZ5	High Yield Fund	Western Asset Management Company, LLC (Sub-Subadvisor Western Asset Management Company Limited)
2C4C	Multi-Asset High Income Fund	Manulife Investment Management (US) LLC
2DAC	Multi-Index Lifestyle Aggressive Portfolio	Manulife Investment Management (US) LLC
2DGC	Multimanager Lifestyle Aggressive Portfolio	Manulife Investment Management (US) LLC
2DAK	Multi-Index Lifestyle Balanced Portfolio	Manulife Investment Management (US) LLC
2DFC	Multimanager Lifestyle Balanced Portfolio	Manulife Investment Management (US) LLC
2DCK	Multi-Index Lifestyle Conservative Portfolio	Manulife Investment Management (US) LLC
2DEC	Multimanager Lifestyle Conservative Portfolio	Manulife Investment Management (US) LLC
2DDC	Multi-Index Lifestyle Growth Portfolio	Manulife Investment Management (US) LLC
2DFK	Multimanager Lifestyle Growth Portfolio	Manulife Investment Management (US) LLC
2DDK	Multi-Index Lifestyle Moderate Portfolio	Manulife Investment Management (US) LLC
2DEK	Multimanager Lifestyle Moderate Portfolio	Manulife Investment Management (US) LLC
2Y16	Mid Value Fund	T. Rowe Price Associates, Inc.
2CHK	New Opportunities Fund	GW&K Investment Management, LLC
2CZB	Real Estate Securities Fund	Wellington Management Company LLP
2C6C	Multi-Index 2025 Preservation Portfolio	Manulife Investment Management (US) LLC
2C6K	Multi-Index 2030 Preservation Portfolio	Manulife Investment Management (US) LLC
2C7C	Multi-Index 2035 Preservation Portfolio	Manulife Investment Management (US) LLC

A-1

2C7K	Multi-Index 2040 Preservation Portfolio	Manulife Investment Management (US) LLC
2C8C	Multi-Index 2045 Preservation Portfolio	Manulife Investment Management (US) LLC
2C8K	Multi-Index 2050 Preservation Portfolio	Manulife Investment Management (US) LLC
2C9C	Multi-Index 2055 Preservation Portfolio	Manulife Investment Management (US) LLC
2CAC	Multi-Index 2060 Preservation Portfolio	Manulife Investment Management (US) LLC
2XSC	Multi-Index 2065 Preservation Portfolio	Manulife Investment Management (US) LLC
2C5C	Multi-Index Income Preservation Portfolio	Manulife Investment Management (US) LLC
2DGK	Multimanager 2010 Lifetime Portfolio	Manulife Investment Management (US) LLC
2DHC	Multimanager 2015 Lifetime Portfolio	Manulife Investment Management (US) LLC
2DHK	Multimanager 2020 Lifetime Portfolio	Manulife Investment Management (US) LLC
2DIC	Multimanager 2025 Lifetime Portfolio	Manulife Investment Management (US) LLC
2DIK	Multimanager 2030 Lifetime Portfolio	Manulife Investment Management (US) LLC
2DJC	Multimanager 2035 Lifetime Portfolio	Manulife Investment Management (US) LLC
2DJK	Multimanager 2040 Lifetime Portfolio	Manulife Investment Management (US) LLC
2DLC	Multimanager 2045 Lifetime Portfolio	Manulife Investment Management (US) LLC
2DMC	Multimanager 2050 Lifetime Portfolio	Manulife Investment Management (US) LLC
2DLK	Multimanager 2055 Lifetime Portfolio	Manulife Investment Management (US) LLC
2DMK	Multimanager 2060 Lifetime Portfolio	Manulife Investment Management (US) LLC
2XRC	Multimanager 2065 Lifetime Portfolio	Manulife Investment Management (US) LLC
2DNC	Multi-Index 2010 Lifetime Portfolio	Manulife Investment Management (US) LLC
2DNK	Multi-Index 2015 Lifetime Portfolio	Manulife Investment Management (US) LLC
2DOC	Multi-Index 2020 Lifetime Portfolio	Manulife Investment Management (US) LLC
2DOK	Multi-Index 2025 Lifetime Portfolio	Manulife Investment Management (US) LLC
2DPC	Multi-Index 2030 Lifetime Portfolio	Manulife Investment Management (US) LLC
2DPK	Multi-Index 2035 Lifetime Portfolio	Manulife Investment Management (US) LLC
2DQC	Multi-Index 2040 Lifetime Portfolio	Manulife Investment Management (US) LLC
2DQK	Multi-Index 2045 Lifetime Portfolio	Manulife Investment Management (US) LLC
2DRC	Multi-Index 2050 Lifetime Portfolio	Manulife Investment Management (US) LLC
2DRK	Multi-Index 2055 Lifetime Portfolio	Manulife Investment Management (US) LLC
2CBC	Multi-Index 2060 Lifetime Portfolio	Manulife Investment Management (US) LLC
2XTC	Multi-Index 2065 Lifetime Portfolio	Manulife Investment Management (US) LLC
2X5C	Science & Technology Fund	T. Rowe Price Associates, Inc.
2DAB	Small Cap Growth Fund	Redwood Investments, LLC
2Y21	Small Cap Value Fund	Wellington Management Company LLP
2DBP	Strategic Income Opportunities Fund	Manulife Investment Management (US) LLC
2X7C	U.S. Sector Rotation Fund	Manulife Investment Management (US) LLC

A-2

Between JOHN HANCOCK

VARIABLE INSURANCE TRUST

and STATE STREET BANK AND TRUST COMPANY

Fund No.	Portfolios of John Hancock Variable Insurance Trust:	Adviser: John Hancock Variable Trust Advisers LLC. Subadviser for Fund:
6721	500 Index Trust	Manulife Investment Management (North America) Limited
675C	Active Bond Trust	Manulife Investment Management (US) LLC
2CIP	American Asset Allocation Trust	Capital Research and Management Company
2CIJ	American Global Growth Trust	Capital Research and Management Company
2A19	American Growth Trust	Capital Research and Management Company
2A21	American Growth-Income Trust	Capital Research and Management Company
2A20	American International Trust	Capital Research and Management Company
2C25	Blue Chip Growth Trust	T. Rowe Price Associates, Inc.
2Y31	Select Bond Trust	Manulife Investment Management (US) LLC
2C75	Capital Appreciation Trust	Jennison Associates LLC
2CKR	Capital Appreciation Value Trust	T. Rowe Price Associates, Inc.; sub-subadvisor: T. Rowe Price Investment Management, Inc.
2A39	Core Bond Trust	Allspring Global Investments, LLC
2C26	Equity Income Trust	T. Rowe Price Associates, Inc.
2C78	Financial Industries Trust	Manulife Investment Management (US) LLC
2A17	Fundamental All Cap Core Trust	Manulife Investment Management (US) LLC
2A28	Fundamental Large Cap Value Trust	Manulife Investment Management (US) LLC
2C32	Opportunistic Fixed Income Trust	Wellington Management Company LLP
2C77	Health Sciences Trust	T. Rowe Price Associates, Inc.
2C46	High Yield Trust	Western Asset Management Company, LLC (Sub-Subadvisor: Western Asset Management Company Limited)
2C03	Investment Quality Bond Trust	Wellington Management Company LLP
2Y63	Lifestyle Balanced Portfolio	Manulife Investment Management (US) LLC
2C2K	Managed Volatility Balanced Portfolio	Manulife Investment Management (US) LLC
2Y65	Lifestyle Conservative Portfolio	Manulife Investment Management (US) LLC
2C1C	Managed Volatility Conservative Portfolio	Manulife Investment Management (US) LLC
2Y62	Lifestyle Growth Portfolio	Manulife Investment Management (US) LLC
2C3C	Managed Volatility Growth Portfolio	Manulife Investment Management (US) LLC
2Y64	Lifestyle Moderate Portfolio	Manulife Investment Management (US) LLC
2C2C	Managed Volatility Moderate Portfolio	Manulife Investment Management (US) LLC
2C71	Mid Cap Index Trust	Manulife Investment Management (North America) Limited
2C62	Mid Cap Growth Trust	Wellington Management Company LLP
6743	Mid Value Trust	T. Rowe Price Associates, Inc.
2C01	Money Market Trust	Manulife Investment Management (US) LLC
2A04	Real Estate Securities Trust	Wellington Management Company LLP
2DBK	Science & Technology Trust	T. Rowe Price Associates, Inc.

A-3

2Y13	Short Term Government Income Trust	Manulife Investment Management (US) LLC
6724	Small Cap Stock Trust	Wellington Management Company LLP
2C70	Small Cap Index Trust	Manulife Investment Management (North America) Limited
2ACK	Small Cap Opportunities Trust	Dimensional Fund Advisors LP and GW&K Investment Management, LLC
6753	Small Cap Value Trust	Wellington Management Company LLP
2C52	Small Company Value Trust	T. Rowe Price Associates, Inc.; Sub-Subadvisor T. Rowe Price Investment Management, Inc.
2X1C	Strategic Equity Allocation Trust	Manulife Investment Management (US) LLC
2A29	Strategic Income Opportunities Trust	Manulife Investment Management (US) LLC
6741	Total Bond Market Trust	Manulife Investment Management (US) LLC
2C72	Total Stock Market Index Trust	Manulife Investment Management (North America) Limited
2Y50	Ultra Short Term Bond Trust	Manulife Investment Management (US) LLC

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